UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2022

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Bank Street, Suite 560 White Plains, NY	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Investment

As previously disclosed, on November 15, 2021, Waldencast Acquisition Corp. (“Waldencast”) entered into an Agreement and Plan of Merger (the “Obagi Merger Agreement”), by and among Waldencast, Obagi Merger Sub, Inc., a Cayman Islands exempted company limited by shares (“Merger Sub”) and an indirect wholly owned subsidiary of Waldencast, and Obagi Global Holdings Limited, a Cayman Islands exempted company limited by shares (“Obagi”), and an Equity Purchase Agreement (the “Milk Equity Purchase Agreement” and together with the Obagi Merger Agreement, the “Transaction Agreements”), by and among Waldencast, Obagi Holdco 1 Limited, a limited company incorporated under the laws of Jersey, Waldencast Partners LP, a Cayman Islands exempted limited partnership, Milk Makeup LLC, a Delaware limited liability company (“Milk”), certain members of Milk and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative of Milk’s equityholders. In connection with the transactions contemplated by the Transaction Agreements (the “Transaction”), and upon the effective time of the Domestication (as defined in the Transaction Agreements), Waldencast will immediately be renamed “Waldencast plc”.

As previously disclosed, concurrently with the entry into the Transaction Agreements, on November 14, 2021, Waldencast entered into initial subscription agreements (the “Initial Subscription Agreements”) with certain investors (collectively, the “Initial PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the Initial PIPE Investors collectively subscribed for 10,500,000 ordinary shares of common stock, par value $0.0001 per share, of Waldencast (following its Domestication (as defined in the Transaction Agreements) (the “Waldencast Common Stock”) for an aggregate purchase price equal to $105,000,000 (the “Initial PIPE Investment”). As previously disclosed, Waldencast entered into subsequent subscription agreements on June 14, 2022 (the “June Subsequent Subscription Agreements”) with certain investors (collectively, the “June Subsequent PIPE Investors”) on the same terms as the Initial PIPE Investors. Pursuant to, and on the terms and subject to the conditions of the applicable June Subsequent Subscription Agreement, the June Subsequent PIPE Investors collectively subscribed for 800,000 shares of Waldencast Common Stock for an aggregate purchase price equal to $8,000,000 (the “Subsequent PIPE Investment” ).

On July 15, 2022, Waldencast entered into subsequent subscription agreements (the “July Subsequent Subscription Agreements” and together with the Initial Subscription Agreements and the June Subsequent Subscription Agreements, the “Subscription Agreements”) with certain investors (collectively, the “July Subsequent PIPE Investors”) on the same terms as the Initial PIPE Investors. Pursuant to, and on the terms and subject to the conditions of the applicable July Subsequent Subscription Agreement, the July Subsequent PIPE Investors have collectively subscribed for 500,000 shares of Waldencast Common Stock for an aggregate purchase price equal to $5,000,000 (the “July Subsequent PIPE Investment” and together with the Initial PIPE Investment and the Subsequent PIPE Investment, the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the closing of Waldencast’s initial business combination.

Subject to the satisfaction of the closing conditions, the parties anticipate the closing of Waldencast’s initial business combination to occur on or about July 27, 2022.

The foregoing description of the Subscription Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the form of Subscription Agreements, a copy of which was filed as Exhibit 10.1 to Waldencast’s Current Report on Form 8-K/A filed with the SEC on November 17, 2021, and which is incorporated herein by reference.

Working Capital Loan

On July 15, 2022, Waldencast entered into a Promissory Note (the “Working Capital Loan”) with its sponsor, Waldencast Long-Term Capital LLC, a Cayman Islands limited liability company (the “Sponsor”). Pursuant to the Working Capital Loan, the Sponsor has agreed to loan to Waldencast up to $450,000 to be used for working capital purposes. The Working Capital Loan will not bear any interest, and will be repayable by Waldencast to the Sponsor upon the earlier of (i) the date by which Waldencast has to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) pursuant to its Amended and Restated Memorandum and Articles of Association (as may be amended from time to time) and (ii) the effective date of a Business Combination (such earlier date of (i) and (ii), the “Maturity Date”).

The foregoing description of the Working Capital Loan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Working Capital Loan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The Maturity Date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the Working Capital Loan may be prepaid at any time by Waldencast, at its election and without penalty.

Item 8.01	Other Events.

On July 13, 2022, Waldencast transferred its application requesting the listing of Waldencast plc Class A ordinary shares and Waldencast plc warrants on The Nasdaq Global Select Market to The Nasdaq Capital Market. The proposed symbols “WALD” and “WALDW” for the Waldencast plc Class A ordinary shares and Waldencast plc warrants, respectively, remain unchanged. It is a condition of the consummation of the Transaction that Waldencast receives confirmation from The Nasdaq Stock Market LLC (“Nasdaq”) that the securities have been conditionally approved for listing on Nasdaq, but there can be no assurance such listing conditions will be met or that Waldencast will obtain such confirmation from Nasdaq. If such listing conditions are not met or if such confirmation is not obtained, the Transaction will not be consummated unless the Nasdaq condition set forth in each of the Transaction Agreements is waived by the applicable parties.

Additional Information and Where to Find It

This communication relates to proposed transactions between Obagi and Waldencast and Milk and Waldencast. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Obagi or Milk, the combined company or Waldencast, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. In connection with the proposed transactions, Waldencast filed a registration statement on Form F-4 with the SEC on February 14, 2022, as amended on March 4, 2022, March 18, 2022, April 27, 2022, May 13, 2022, June 16, 2022, June 30, 2022 and July 1, 2022, which was declared effective by the SEC on July 6, 2022, which includes a document that serves as a prospectus and proxy statement of Waldencast (the “proxy statement/prospectus”). A definitive proxy statement/prospectus was mailed to all Waldencast shareholders of record as of May 27, 2022, the record date established for the extraordinary general meeting of shareholders relating to the proposed transactions on or about July 8, 2022. Waldencast also will file other documents regarding the proposed transactions with the SEC. This communication does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transactions. Before making any voting or investment decision, investors and security holders of Waldencast are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Waldencast through the website maintained by the SEC at www.sec.gov.

The documents filed by Waldencast with the SEC also may be obtained free of charge at Waldencast’s website at https://www.waldencast.com or upon written request to 10 Bank Street, Suite 560, White Plains, NY 10606.

Participants in the Solicitation

Waldencast, Obagi, and Milk, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Waldencast’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Waldencast and information regarding their interests in the business combinations is set forth in Waldencast’s registration statement on Form S-1 (File No. 333-253370) filed with the SEC on March 15, 2021. Additional information regarding the interests of such persons will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Obagi, Milk and Waldencast, including statements regarding the intended benefits of the transactions, the anticipated timing of the transactions and the growth strategies of Waldencast, Obagi and Milk. These forward-looking statements generally are identified by the words “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Waldencast, Obagi, and Milk, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Waldencast’s securities, (ii) the risk that Waldencast shareholder approval of the proposed transactions is not obtained, (iii) the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of funds available in Waldencast’s trust account following any redemptions by Waldencast’s shareholders, (iv) the failure to receive certain governmental and regulatory approvals, (v) the inability to complete the PIPE Investment or the Forward Purchase Agreements investments (as such terms are defined in the registration statement on Form F-4 discussed above), (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Obagi Merger Agreement or the Milk Equity Purchase Agreement (as such terms are defined in the registration statement on Form F-4 discussed above), (vii) changes in general economic conditions, including as a result of the COVID-19 pandemic, (viii) the outcome of litigation related to or arising out of the proposed transactions, or any adverse developments therein or delays or costs resulting therefrom, (ix) the effect of the announcement or pendency of the transactions on Obagi’s or Milk’s business relationships, operating results, and businesses generally, (x) the ability to continue to meet Nasdaq’s listing standards following the consummation of the proposed transactions, (xi) costs related to the proposed transactions, (xii) that the price of Waldencast’s securities may be volatile due to a variety of factors, including Waldencast’s, Obagi’s or Milk’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities and (xiv) the ability of Obagi and Milk to implement their strategic initiatives and continue to innovate their existing products and anticipate and respond to market trends and changes in consumer preferences. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Waldencast’s registration statement on Form S-1 (File No. 333-253370), the registration statement on Form F-4 discussed above, the definitive proxy statement/prospectus and other documents filed or that may be filed by Waldencast from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Obagi, Milk and Waldencast assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Waldencast, Obagi, or Milk gives any assurance that Waldencast, Obagi or Milk, or the combined company, will achieve their expectations.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Form of Subscription Agreements (incorporated by reference to Exhibit 10.1 of Waldencast Acquisition Corp.’s Current Report on Form 8-K/A, filed with the SEC on November 17, 2021)
10.2	Promissory Note, dated as of July 15, 2022, by and between Waldencast Acquisition Corp. and Waldencast Long-Term Capital LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waldencast Acquisition Corp.

Date: July 15, 2022	By:	/s/ Michel Brousset
	Name:	Michel Brousset
	Title:	Chief Executive Officer (Principal Executive and Accounting Officer)

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